Accrued Expenses and Other Current Liabilities	12 Months Ended
Dec. 31, 2025
Accrued Expenses and Other Current Liabilities
Accrued Expenses and Other Current Liabilities
10.	Accrued Expenses and Other Current Liabilities

The following is a summary of accrued expenses and other current liabilities as of December 31, 2024 and 2025:

	December 31, 2024	December 31, 2025
	RMB	RMB
Insurance premium payables(i)	346,403	405,154
Marketing and promotion expenses payable	153,073	258,393
Refund liabilities	51,159	77,878
Accrued other service fees and others	12,867	21,251
Security deposits	8,800	9,000
Professional service fees	14,688	5,740
Total	586,990	777,416
(i)

Amounts represent insurance premiums collected by the Group on behalf of insurance carriers which are also presented as cash and cash equivalents in the consolidated balance sheets. Such amounts are generally paid to insurance carriers in the following month.